UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2007

CISTERA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-17304	91-1944887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17304 Preston Road, Suite 975
Dallas, Texas 75252
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 381-4699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 3, 2007, Derek Downs, the Chief Executive Officer of Cistera Networks, Inc. (the “Company”) delivered a presentation at the SCIA Small Cap Conference. The presentation slides are attached as Exhibit 99.1 to this Current Report on Form 8-K and will be available on the Company's website at http://www.cistera.com on February 7, 2007. In his presentation, Mr. Downs updated the investment community on the Company’s product roadmap and financial projections.

Neither the presentation attached to this Current Report on Form 8-K as Exhibit 99.1 nor any other information contained on the Company’s website shall be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Cistera Networks, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Regulation FD Disclosure.

(c)	Exhibits

The following is a list of exhibits filed as part of this Current Report on Form 8-K:

99.1	Cistera Networks, Inc. Presentation

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: February 7, 2007	CISTERA NETWORKS, INC.

	By:	/s/	Derek Downs
	Name:		Derek Downs
	Title:		Chief Executive Officer